UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 6, 2024

SNAP ONE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40683	82-1952221
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 Continental Boulevard, Suite 200

Charlotte, North Carolina 28273

(Address of principal executive offices and zip code)

(704) 927-7620

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SNPO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

Supplement to Definitive Information Statement

On April 14, 2024, Snap One Holdings Corp., a Delaware corporation (“Snap One”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Resideo Technologies, Inc., a Delaware corporation (“Resideo”), and Pop Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of Resideo (“Merger Sub”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Snap One, with Snap One continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Resideo (the “Merger”).

The board of directors of Snap One (the “Board”) unanimously approved the Merger Agreement and the transactions contemplated thereby. Following execution of the Merger Agreement on April 14, 2024, in lieu of filing a proxy statement and holding a stockholders’ meeting, stockholders holding in aggregate approximately 72% of the issued and outstanding shares of Snap One’s common stock duly executed and delivered to Resideo an irrevocable written consent, adopting and approving the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Written Consent”).

This is a supplement to the definitive information statement on Schedule 14C filed by Snap One with the Securities and Exchange Commission (the “SEC”) on May 24, 2024 (the “Definitive Information Statement”) that was mailed to the holders of Snap One’s common stock describing the pending Merger and containing the information with respect to the Merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and containing notices required under Delaware law.

Snap One makes the disclosures below to supplement those contained in the Definitive Information Statement. In doing so, Snap One does not admit the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. The following supplemental disclosures should be read in conjunction with the Definitive Information Statement, which should be read in its entirety. The inclusion in this supplement to the Definitive Information Statement of certain information should not be regarded as an indication that Snap One or any of its affiliates, directors, officers or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. Unless otherwise defined, capitalized terms used below shall have the meanings set forth in the Definitive Information Statement.

Background of the Merger

The disclosure appearing in the sixth paragraph on page 18 of the Definitive Information Statement after the heading “Background of the Merger” is hereby supplemented by inserting the following sentence after the second sentence of the sixth paragraph:

On July 6, 2022, the Company executed a confidentiality agreement with Resideo containing customary provisions, including standstill provisions that would fall away upon entry into a definitive transaction agreement.

The disclosure appearing in the fourth paragraph on page 24 of the Definitive Information Statement after the heading “Background of the Merger” is hereby amended and supplemented by replacing the last sentence of the fourth paragraph with the following:

The proposal also indicated that Resideo expected H&F (as majority stockholder) to deliver an irrevocable written consent approving the proposed transaction and requested sixty days of exclusivity to complete its diligence on the Company and finalize transaction terms.

The disclosure appearing in the fifth paragraph on page 27 of the Definitive Information Statement after the heading “Background of the Merger” is hereby amended and supplemented by replacing clause (vi) with the following:

(vi) the timing for delivery of the irrevocable written consent by H&F for purposes of approving the transactions contemplated by the merger agreement;

The disclosure appearing in the second paragraph on page 29 of the Definitive Information Statement after the heading “Background of the Merger” is hereby amended and supplemented by replacing the last sentence of the second paragraph with the following:

Shortly after execution of the merger agreement, H&F delivered its approval of the transaction contemplated by the merger agreement via an irrevocable written consent.

The Definitive Information Statement is hereby supplemented by the full text of the Written Consent, which is attached as Exhibit 99.1 to Snap One’s Current Report on Form 8-K filed on June 6, 2024.

Opinion of Moelis

The disclosures appearing in the first table on page 36 of the Definitive Information Statement after the heading “Selected Publicly Traded Companies Analysis” are hereby amended and restated with the following:

		TEV/Adj. EBITDA
($ in millions)	Total Enterprise Value	2024E	2025E
Selected Connected Home Companies
Legrand S.A. (“Legrand”)	$29,137	14.7x	13.9x
Logitech International S.A.	$12,325	17.5x	15.6x
Ubiquiti Inc.	$7,698	13.6x	12.1x
Alarm.com Holdings, Inc.	$3,451	21.3x	19.8x
Sonos, Inc. (“Sonos”)	$2,055	12.4x	9.4x
Selected Residential / Commercial Product Distribution Companies
Watsco, Inc.	$17,991	20.4x	18.3x
Pool Corporation	$15,860	20.0x	18.3x
SiteOne Landscape Supply, Inc.	$8,278	18.9x	17.2x
Beacon Roofing Supply, Inc.	$9,075	9.6x	9.1x
Selected Technology / Electronics Distribution Companies
CDW Corporation	$38,855	17.4x	16.2x
WESCO International, Inc.	$13,574	7.9x	7.4x
Arrow Electronics, Inc.	$10,514	7.9x	6.5x
Rexel S.A.	$10,121	7.1x	6.8x
Avnet, Inc.	$7,603	7.9x	7.0x

Resideo	$4,045	7.0x	6.3x
The Company (Wall Street Research)	$1,211	9.7x	8.9x
The Company (Management)	$1,211	9.3x	7.8x

The disclosures appearing in the first table on pages 37 and 38 of the Definitive Information Statement after the heading “Selected Precedent Transactions Analysis” are hereby amended and restated with the following:

Announcement Date	Target	Acquirer	Group	Total Enterprise Value ($ in billions)	TEV/LTM EBITDA
May 2023	Wasco Holding B.V.	Rexel S.A.	Distribution	$0.5	9.2x
December 2022	Vivint Smart Home, Inc.	NRG Energy, Inc.	Product	$5.2	7.2x
November 2022	Somfy SA	Despature Family	Product	$4.7	13.1x
February 2022	Sound United, LLC	Masimo Corporation	Product	$1.0	8.2x
February 2022	First Alert, Inc.	Resideo Technologies, Inc.	Product	$0.5	9.9x
December 2021	Hunter Douglas N.V.	3G Capital Partners LP	Product	$7.1	8.1x
March 2021	Tech Data Corporation	SYNNEX Corporation	Distribution	$7.2	8.4x
January 2020	Anixter International Inc.	WESCO International, Inc.	Distribution	$4.4	9.6x
November 2019	Tech Data Corporation	Apollo Global Management, Inc.	Distribution	$5.7	6.9x
May 2019	Control4 Corporation	Snap One Holdings Corp. (f/k/a Wirepath Home Systems, LLC) / Hellman & Friedman LLC	Product	$0.6	13.0x
June 2019	PCM, Inc.	Insight Enterprises, Inc.	Distribution	$0.6	9.0x
November 2018	ARRIS International plc	CommScope Holding Company, Inc.	Product	$7.4	8.7x
February 2018	Avigilon Corporation	Motorola Solutions, Inc.	Product	$1.0	16.5x
November 2016	Harman International Industries, Incorporated	Samsung Electronics Co., Ltd.	Product	$8.3	9.8x
April 2016	Rovi Corporation	TiVo Inc.	Product	$1.3	11.1x
August 2014	Tri-Northern Acquisition Holdings, Inc.	Anixter International Inc.	Distribution	$0.4	11.7x
All Selected Precedent Product Transactions
Median (Product)				$3.0	9.9x
Mean (Product)				$3.7	10.6x
All Selected Precedent Distribution Transactions
Median (Distribution)				$2.5	9.4x
Mean (Distribution)				$2.8	9.4x
All Selected Precedent Transactions
Overall Median				$4.4	9.6x
Overall Mean				$3.7	10.1x

The disclosures appearing in the second sentence of the first paragraph on page 39 of the Definitive Information Statement after the heading “Discounted Cash Flow Analysis” is replaced with the following sentence:

In performing its discounted cash flow analysis, Moelis applied a range of discount rates of 11.5% to 14.0%, using its professional judgment as to the Company’s estimated weighted average cost of capital.

The disclosure appearing in the second sentence of the second paragraph on page 39 of the Definitive Information Statement after the heading “Discounted Cash Flow Analysis” is replaced with the following sentence:

Moelis selected the terminal multiple range based on the foregoing and using its professional judgment, and noted that the selected terminal multiple range was informed by the current trading multiple for the Company, as well as such trading multiples for each of Resideo, Legrand and Sonos.

Opinion of J.P. Morgan Securities LLC

The disclosures appearing on page 43 of the Definitive Information Statement after the heading “Public Trading Multiples Analysis” are hereby supplemented by inserting the following table below the third paragraph:

Selected Companies	FV/24E Adjusted EBITDA
Legrand S.A.	14.2x
Resideo	6.9x
Sonos, Inc.	12.0x

The disclosures appearing in the table on page 44 of the Definitive Information Statement after the heading “Selected Transaction Analysis” are hereby amended and restated with the following:

Announcement Month and Year	Acquiror	Target	FV/LTM Adjusted EBITDA
Smart Living
May 2019	Wirepath Home Systems, LLC d/b/a SnapAV	Control4 Corporation	13.0x
February 2022	Resideo Technologies, Inc.	First Alert, Inc.	9.9x
February 2022	Masimo Corporation	Viper Holdings Corporation d/b/a Sound United, LLC	8.2x
Distribution
August 2014	Anixter Inc.	Tri-Northern Acquisition Holdings, Inc.	11.7x
June 2019	Insight Enterprises, Inc.	PCM, Inc.	9.0x
January 2020	WESCO International, Inc.	Anixter International Inc.	9.6x
November 2020	American Securities LLC	Foundation Building Materials, Inc.	8.3x
December 2020	American Securities LLC	Beacon Roofing Supply, Inc.	11.6x
January 2021	Clayton, Dubilier & Rise, LLC	Wolseley UK Limited	11.4x
September 2021	TopBuild Corp.	DI Super Holdings, Inc.	12.9x
September 2021	Specialty Building Products, LLC	Reeb Millwork Corporation	11.7x
May 2022	Beijer Ref AB (publ)	Heritage Distribution Holdings	13.4x
March 2023	Distribution Solution Group, Inc.	HIS Company, Inc.	9.4x
May 2023	Rexel S.A.	Wasco Holding B.V.	9.2x
July 2023	TopBuild Corp.	SPI LLC d/b/a Specialty Products & Insulation	12.5x

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of each company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, (1) the ability of the conditions to the closing of the Merger being timely satisfied and the consummation of the Merger, (2) the ability of Snap One and/or Resideo to drive increased customer value and financial returns and enhance strategic and operational capabilities, (3) the ability to integrate the Snap One business into Resideo and realize the anticipated strategic benefits of the transaction, including the anticipated operational and strategic benefits of the transaction, (4) the ability to recognize the expected savings from, and the timing and impact of, existing and anticipated cost reduction actions, (5) the likelihood of continued success of our transformation programs and initiatives, and (6) the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in Snap One’s Annual Report on Form 10-K for the fiscal year ended December 29, 2023 and the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in Resideo’s Annual Report on Form 10-K for the year ended December 31, 2023 and such other periodic filings as each of Snap One and Resideo makes from time to time with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release, and we caution investors not to place undue reliance on any such forward-looking statements.

Additional Information and Where to Find It

This communication is being made in respect of the pending Merger involving Snap One and Resideo. Snap One filed the Definitive Information Statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the pending Merger. The Definitive Information Statement has been mailed to Snap One’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE INFORMATION STATEMENT, AS SUPPLEMENTED BY THIS REPORT, REGARDING THE PENDING MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

Snap One’s stockholders may obtain free copies of the documents we file with the SEC through the Investors Relations portion of Snap One’s website at investors.snapone.com under the link “Reports and Filings” and then under the link “SEC Filings” or by contacting Snap One’s Investor Relations Department by (a) mail at 1355 W. Innovation Way, Suite 125, Lehi, UT 84043, (b) telephone at (949) 574-3860, or (c) e-mail at IR@snapone.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1*	Written Consent of Certain Stockholders of Snap One Holdings Corp., dated as of April 14, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Snap One agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of June, 2024.

SNAP ONE HOLDINGS CORP.

By:	/s/ Michael Carlet
Name:	Michael Carlet
Title:	Chief Financial Officer